UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A2

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.1 )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

AURORA GOLD CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Preliminary Proxy Statement
AURORA GOLD CORPORATION
Baarerstrasse 10, 1st Floor
6300, Zug, Switzerland

NOTICE AND PROXY STATEMENT FOR
Annual Meeting of Stockholders to be held June <>, 2010

To the Shareholders of Aurora Gold Corporation:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Shareholders (the "Annual Meeting") of Aurora Gold Corporation, a Delaware corporation (the "Company"), will be held at < > on June <>, 2010 at 8:30 a.m. for the following purposes:

1.	To elect two (2) directors to the Board of Directors;

2.	To ratify the appointment of Peterson Sullivan LLP as the Company’s independent registered public accountant for the year ending December 31, 2010;

3.	To consider and vote upon a proposal to amend the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock;

4.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on May <>, 2010 as the record date (the “Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of our Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.  A copy of our 2009 Annual Report to Shareholders, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at our offices for ten (10) days prior to the Annual Meeting. This Notice and Proxy Statement is being mailed to our shareholders on or about May  <>, 2010.

You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly which is being solicited by the Board of Directors so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting.

Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.  All proxies that are properly executed and received prior to the meeting will be voted at the meeting.  If a stockholder specifies how the proxy is to be voted on any business to come before the meeting it will be voted in accordance with such specification.  If a stockholder does not specify how to vote the proxy it will be voted FOR each matter scheduled to come before the meeting and in the proxy holders' discretion on such other business as may properly come before the meeting. Any proxy may be revoked by a stockholder at any time before it is actually voted at the meeting by delivering written notice to the secretary or acting secretary of the meeting, by delivering another valid proxy bearing a later date or by attending the meeting and voting in person.

By Order of the Board of Directors

/s/ Lars Pearl
Lars Pearl
President, CEO and Director
May <>, 2010

Preliminary Proxy Statement

AURORA GOLD CORPORATION
Baarerstrasse 10, 1st Floor
6300, Zug, Switzerland

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE <>, 2010
__________________________________________________

SOLICATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of Aurora Gold Corporation, a Delaware corporation (the "Company"), to be voted at our 2010 Annual Meeting of Shareholders (the "Annual Meeting") to be held on June <>, 2010 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the “Notice") and at any adjournment(s) thereof. This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about May <>, 2010. Our Annual Report on Form 10-K (the "2009 Form 10-K"), serves as the Annual Report to Shareholders, covering our fiscal year ended December 31, 2009, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."

RECORD DATE AND VOTING SECURITIES

The Board of Directors has fixed the close of business on  May <>, 2010 as the Record Date (herein so called) for determining the holders of the Company’s Common Stock, $.001 par value per share (“Common Stock”), entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting. As of the Record Date, May <>, 2010 the Company had <> shares of common stock issued and outstanding.

When proxies in the accompanying form are properly executed and received, the shares of our Common Stock, par value of $0.001 per share (the "Common Stock"), represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by us. In addition to the solicitation of proxies by use of the mail, our officers and regular employees may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact.  Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses.  Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of our common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock. We may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

REVOCATION OF PROXY

Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to us addressed to Lars Pearl, Aurora Gold Corporation, Baarerstrasse 10, 1st Floor 6300, Zug, Switzerland. No such revocation shall be effective, however, until such notice of revocation has been received by us at or prior to the Annual Meeting. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

INCORPORATION BY REFERENCE

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and 2008 has been included with the proxy statement. We currently have five part time employees. The section entitled "Business", together with the consolidated financial statements for the fiscal years ended December 31, 2009 and 2008 provide additional information concerning our business. The information set forth in the Annual Report is important for every Shareholder to review. The Annual Report also contains a description of real property owned by us. The Sections of the Annual Report entitled “Business" and "Description of Properties" on pages <> to <> of the Annual Report are incorporated herein by reference. The consolidated financial statements on pages F-1 through F-<> also are incorporated by reference

QUORUM AND VOTING

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on May <>, 2010 (the "Record Date").  On the Record Date, there were <> shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Only stockholders of record at the close of business on May <>, 2010 will be entitled to vote at the Annual Meeting of Stockholders.

Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither our Certificate of Incorporation (the "Certificate of Incorporation") nor its Bylaws (the "Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of thirty-three and one third percent (33 1/3%) of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.  Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

Directors are elected by plurality vote.  The ratification of the appointment of Peterson Sullivan LLP will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal.  Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

Under applicable provisions of the Delaware General Corporation Law, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the Annual Meeting of Stockholders.

BOARD OF DIRECTORS RECOMMENDATIONS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR:

PROPOSAL 1:	election of directors;
PROPOSAL 2:	the ratification of the appointment of Peterson Sullivan LLP as the Company’s independent registered public accountant for the year ending December 31, 2009;
PROPOSAL 3:	the proposal to amend the Company’s certificate of incorporation to increase the authorized shares of common stock from 100,000,000 to 300,000,000.

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

PROPOSAL 1.	ELECTION OF TWO (2) DIRECTORS TO THE BOARD OF DIRECTORS

At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of two members, is to be elected.  In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the two nominees named below.  All of the nominees named below are presently serving as our Directors and each is anticipated to be available for election and able to serve.  However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

THE NOMINEES FOR ELECTION AS DIRECTORS ARE:

Lars Pearl	Age:48	Director since: 2007

Lars Pearl, 48, President, Director and Chief Executive Officer of Cigma Metals Corporation (2004 to 2008); Mr. Pearl has been self employed as a geological consultant from 1993 to 2004.  Mr. Pearl has spent over 10 years as a geological consultant to projects in Australia, Tanzania, Russia, Kazakhstan, Peru, Colombia and Ecuador.  During the last 5 years Mr. Pearl was acting as a consultant geologist to various companies, including Aurora Gold Corporation, Cigma Metals Corporation, Carnavale Resources Ltd and De Beira Goldfeilds in Australia, Brazil, Peru, Ecuador and Tanzania before joining the board of Aurora Gold Corporation in April 2007.  Mr. Pearl devotes approximately 50% of his time dealing with the affairs of Aurora Gold.  Mr. Pearl received a Bachelor of Applied Geology degree from the University of Technology, Sydney Australia in 1993. Mr. Pearl’s extensive experience, training and education make him particularly qualified to serve as our director.

Michael Montgomery	Age:44	Director since: 2007

Michael Montgomery, 44, has been the Senior Geologist with Kalgoorlie Consolidated Gold Mines from February 2006 to present; he served as the Senior Mine Geologist with Gold Fields Australia Ltd. from July 2004 to February 2006; he was a contract Senior Geologist with Haoma Mining (May to July 2004); he was a senior Mine Geologist with Mount Gibson Mining (October 2003 to May 2004); he was a senior Mine Geologist with Consolidated Minerals (May 2001 to October 2004). Mr. Montgomery was a geological consultant to various resource companies from 1989 to 2001, including, but not limited to De Beira Goldfields, Ethan Minerals, Ridgeback Holdings, Condor Resources, Sunward Resources, Augustus Minerals, Windy Knob Resources, Auplata, Heemskirk Resources. Mr. Montgomery was appointed to the Board on April 27, 2007 in order to fill the vacancy created by the resignation of Antonino Cacace as a director. Mr. Montgomery received a Bachelor of Applied Geology degree from the University of Technology, Sydney Australia in 1993. Mr. Montgomery’s extensive experience, training and education make him particularly qualified to serve as our director.

Consideration of Director Nominees

Director Qualifications

The Company believes the Board should encompass a diverse range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to the Company's operations and interests. Each director also is expected to: exhibit high standards of integrity, commitment and independence of thought and judgment; use his or her skills and experiences to provide independent oversight to the business of the Company; participate in a constructive and collegial manner; be willing to devote sufficient time to carrying out their duties and responsibilities effectively; devote the time and effort necessary to learn the business of the Company and the Board; and represent the long-term interests of all shareholders.

The Board has determined that the Board of Directors as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of the Company. The Board believes it should be comprised of persons with skills in areas such as: finance; real estate; banking; strategic planning; human resources and diversity; leadership of business organizations; and legal matters. The Board may also consider in its assessment of the Board's diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity.

In addition to the targeted skill areas, the Board looks for a strong record of achievement in key knowledge areas that it believes are critical for directors to add value to the Board, including:

• Strategy—knowledge of the Company business model, the formulation of corporate strategies, knowledge of key competitors and markets;
• Leadership—skills in coaching and working with senior executives and the ability to assist the Chief Executive Officer;
• Organizational Issues—understanding of strategy implementation, change management processes, group effectiveness and organizational design;
• Relationships—understanding how to interact with investors, accountants, attorneys, management companies, analysts, and communities in which the Company operates;
• Functional—understanding of finance matters, financial statements and auditing procedures, technical expertise, legal issues, information technology and marketing; and
• Ethics—the ability to identify and raise key ethical issues concerning the activities of the Company and senior management as they affect the business community and society.

Nomination Procedures.    The Company has no nominating committee, and all nominating functions are handled directly by the full Board of Directors, which the Board believes is the most effective and efficient approach, based on the size of the Board and the current and anticipated operations and needs of the Company. As outlined above in selecting a qualified nominee, the Board considers such factors as it deems appropriate which may include: the current composition of the Board; the range of talents of the nominee that would best complement those already represented on the Board; the extent to which the nominee would diversify the Board; the nominee's standards of integrity, commitment and independence of thought and judgment; and the need for specialized   expertise. Applying these criteria, the Board considers candidates for Board membership suggested by its members, as well as management and shareholders. Shareholders of record may nominate directors in accordance with the Company's bylaws which require among other items notice sent to the Company's Secretary not less than 60 days prior to a shareholder meeting that will include the election of board members. No nominations other than those made by the Board were received for the 2010 Annual Shareholder Meeting.

The Board and Board Meetings

Our Board of directors consists of two members. Directors serve for a term of one year and stand for election at our annual meeting of stockholders. Pursuant to our Bylaws, any vacancy occurring in the Board of directors, including a vacancy created by an increase in the number of directors, may be filled by the stockholders or by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders. If there are no remaining directors, the vacancy shall be filled by the stockholders.

At a meeting of stockholders, any director or the entire Board of directors may be removed, with or without cause, provided the notice of the meeting states that one of the purposes of the meeting is the removal of the director. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast against removal.

The Company’s Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its shareholders. To that end, the Board of Directors and management periodically review and update, as appropriate, the Company’s corporate governance policies and practices. In doing so, the Board and management review published guidelines and recommendations of institutional shareholder organizations and current best practices of similarly situated public companies. The Board of Directors and management also regularly evaluate and, when appropriate, will revise the Company’s corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the SEC.

During the fiscal year ended December  31, 2009, the Board held a total of five (5) meetings.  All members of the Board attended all meetings of the Board.

Committees

Audit Committee

The Board does not currently have a standing Audit Committee.  The full Board performs the principal functions of the Audit Committee.  The full Board monitors the Company's financial reporting process and internal control system and reviews and appraises the audit efforts of the Company's independent registered public accounting firm.

Compensation Committee

The Board does not currently have a standing Compensation Committee.  The full Board establishes overall compensation policies for the Company and reviews recommendations submitted by our management.

Nominating Committee

Our Board of Directors currently consists of two members. Directors serve for a term of one year and stand for election at our annual meeting of stockholders. Pursuant to our Bylaws, any vacancy occurring in the board of directors, including a vacancy created by an increase in the number of directors, may be filled by the stockholders or by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders. If there are no remaining directors, the vacancy shall be filled by the stockholders.

At a meeting of stockholders, any director or the entire board of directors may be removed, with or without cause by our stockholders, provided the notice of the meeting of our stockholders states that one of the purposes of the meeting is the removal of the director. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast against removal

Legal Proceedings

During the past ten years none of our directors, executive officers, promoters or control persons has been:

•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

•	the subject of any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)	Any Federal or State securities or commodities law or regulation; or

(ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

•
any federal or state judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions (excluding settlements between private parties); and

•	any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to all of the Company’s officers, directors and employees, including its Chief Financial Officer and Chief Executive Officer, which complies with the requirements of the Sarbanes-Oxley Act of 2002 and applicable Financial Industry Regulatory Authority (“FINRA”) listing standards. Accordingly, the Code of Ethics is designed to deter wrongdoing, and to promote, among other things, honest and ethical conduct, full, timely, accurate and clear public disclosures, compliance with all applicable laws, rules and regulations, the prompt internal reporting of violations of the Code of Ethics, and accountability. The Company’s Code of Ethics is available on the Company’s website at http://www.aurora-gold.com.

CORPORATE GOVERNANCE

The Company has adopted Corporate Governance Guidelines applicable to its Board of Directors. The Company’s Corporate Governance Guidelines is available on the Company’s website at http://www.aurora-gold.com.

Director Independence

The Company is not listed on a U.S. securities exchange and, therefore, is not subject to the corporate governance requirements of any such exchange, including those related to the independence of directors. However, at this time, after considering all of the relevant facts and circumstances, the Company’s Board of Directors has determined that Mr. Montgomery  is  independent from the Company’s management and qualifies as “independent director” under the standards of independence under the applicable FINRA listing standards.  This means that, in the judgment of the Board of Directors, none of those directors (1) is an officer or employee of the Company or its subsidiaries or (2) has any direct or indirect relationship with the Company that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director.  Upon the Company’s listing on any national securities exchange or any inter-dealer quotation system, it will elect such independent directors as is necessary under the rules of any such securities exchange.

Certain Relationships

There are no family relationships among or between any of our officers and directors.

Our proposed business raises potential conflicts of interests between certain of our officers and directors and us. Certain of our directors are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which we may participate, our directors may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation.  In the event that such a conflict of interest arises at a meeting of our directors, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms.  In appropriate cases, we will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict.  From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program.  It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment.

In determining whether we will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to us, the degree of risk to which we may be exposed and its financial position at that time.  Other than as indicated, we have no other procedures or mechanisms to deal with conflicts of interest.  We are not aware of the existence of any conflict of interest as described herein.

Transactions with Related Persons

Other than as disclosed below, during the fiscal year ended December 31, 2009, none of our current directors, officers or principal shareholders, nor any family member of the foregoing, nor, to the best of our information and belief, any of our former directors, senior officers or principal shareholders, nor any family member of such former directors, officers or principal shareholders, has or had any material interest, direct or indirect, in any transaction, or in any proposed transaction which has materially affected or will materially affect us.

There have been no transactions or proposed transactions with officers and directors during the last two years to which we are a party except as follows:

In December 2008, 1,488,533 common shares were issued at $0.06 per share to settle debts of $14,204 and pay $75,108 in consulting fees.  The shares were issued to Lars Pearl, a director who resides outside the United States of America (in accordance with the exemption from registration requirements afforded by Regulation S as promulgated thereunder).

In June 2008, 250,000 common shares were issued at $0.10 per share in payment of a finder’s fee. The shares were issued to Hans Biener, a director of the subsidiary who resides outside the United States of America (in accordance with the exemption from registration requirements afforded by Regulation S as promulgated thereunder).

Compliance with Section 16(a) Beneficial Ownership Reporting Compliance, of the Exchange Act of 1934

Based on information provided to the Company, it is believed that all of the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock were in compliance with Section 16(a) of the Exchange Act of 1934 during the last fiscal year. During the year ended December 31, 2009, all of the Company’s directors, executive officers and Company’s common stock were in compliance with section 16(a) of the Exchange Act of 1934.

Compensation of Directors

Our Board of Directors determines the non-employee directors’ compensation for serving on the Board and its committees. In establishing director compensation, the Board is guided by the following goals:

•	Compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of our size and scope;
•	Compensation should align the directors’ interests with the long-term interests of stockholders; and
•	Compensation should assist with attracting and retaining qualified directors.

We do not pay director compensation to directors who are also employees. All non-employee directors are paid a director’s fee in the amount of $2,500 per quarter. Directors are entitled to participate in, and have been issued options under, our 2006 Stock Plan. We also reimburse directors for any actual expenses incurred to attend meetings of the Board.

The following table reports all compensation we paid to non-employee directors during the fiscal year ended December 31, 2009:

Name	2009	2008	2007
Michael Montgomery	0	0	$30,582

During the fiscal year 2009, consulting fees of $86,380 (2008 - $134,558) were paid to directors of the Company and its subsidiary for their services as officers of the Company (see Executive Compensation Table on page 12). The transactions were recorded at the exchange amount, being the value established and agreed to by the related parties.

Standard Arrangements

During the fiscal year 2009, we paid non-officer directors $0 (2008 - $0) in consulting fees. We reimburse our directors for reasonable expenses incurred by them in attending meetings of the Board of Directors.

EXECUTIVE COMPENSATION

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our Board of Directors. In this connection the Board has not retained the services of any compensation consultants.

The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our small size and available resources. In 2009, we designed our executive compensation program to achieve the following objectives:

•	attract and retain executives experienced in developing and delivering products such as our own;
•	motivate and reward executives whose experience and skills are critical to our success;
•	reward performance; and
•	align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value.

Summary Compensation Table

The following table summarizes the compensation earned by the Named Executive Officers during the fiscal years ended December 31, 2009, 2008 and 2007.

Executive Compensation

						Long-Term Compensation
		Annual Compensation				Awards		Payments
Name And Principal Position (a)	Year Ended December 31 (b)	Salary ($) (c)	Option Awards ($) (d)	All Other Compensation ($) (e)	Total ($) (f)	Restricted Stock Award(s) ($) (g	Securities Under- Lying Options/ SARs (#) (h)	LTIP Payouts ($) (i)	All other Compen- sation ($) (j)
Lars M. Pearl (1)	2009	86,380	-0-	-0-	86,380	None	-0-	None	-0-
President, CEO and	2008	75,108	-0-	-0-	75,108	None	-0-	None	-0-
Director	2007	80,650	-0-	-0-	80,650	None	1,000,000	None	-0-

Hans Biener	2009	-0-	-0-	-0-	-0-	None	-0-	None	-0-
Director of	2008	38,707	-0-	-0-	38,707	None	-0-	None	-0-
Subsidiary	2007	86,810	-0-	-0-	86,810	None	500,000	None	-0-

None of our officers or directors is a party to an employment agreement with us.

Options/SAR Grants Table

We awarded no stock purchase options, or any other rights, to any of our directors or officers during the year ended December 31, 2009.

On August 6, 2007, we awarded 2,300,000 stock purchase options to directors, officers and employees at $0.26 per share. The term of these options is five years. The options are exercisable at any time from the grant date up to and including the 6th day of August 2012. The stock purchase options are fully vested on the date of grant.

A summary of the options granted is as follows:

Optionee	Number of Shares Subject to Option	Exercise Price	Expiry Date
Thomas Bartel	100,000	$0.26 per share	August 6, 2012
Hans W. Biener	500,000	$0.26 per share	August 6, 2012
Michael Montgomery	500,000	$0.26 per share	August 6, 2012
Lars Pearl	1,000,000	$0.26 per share	August 6, 2012
Cameron Richardson	200,000	$0.26 per share	August 6, 2012
Total:	2,300,000

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

At December 31, 2007, 2008 and 2009 and the period ended May <>, 2010 we had 2,300,000 stock purchase options outstanding. We had no stock purchase options outstanding at December 31, 2006 and 2005.

At no time during the last completed fiscal year did we, while a reporting company pursuant to Section 13(a) of 15(d) of the Exchange Act, adjust or amend the exercise price of the stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants, or any other means.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of May<>, 2010 by (i) each person who is known by us to own beneficially more than five percent (5%) of our outstanding common stock; (ii) each of the our directors and officers; and (iii) all of our directors and officers as a group.  As at May<>, 2010 there were <> shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner		Percentage of Class
Gomez de Segura, Agustin 2nd Tverskaya-Yamskaya 54, apt 168, Moscow, Russia	6,476,667		8.0%

Samba Minerals Limited 30 Ledgar Road, Balcatta, WA, 6021 Australia	5,000,000		6.1%

Officers and Directors

Michael E Montgomery 100 Lewis Street Lamington, Western Australia, 6430 Australia	500,000	(1)	*

Lars M. Pearl Hofnerstrasse 13 6314 Unterageri, Switzerland	2,488,533	(2)	3.02%

Officers and directors (2 persons)	2,988,533		3.61%

*	less than 1%

(1)
Includes 500,000 stock purchase options awarded on August 6, 2007. The stock purchase options are exercisable at $0.26 per share and have a term of five years. The options are exercisable at any time from the grant date up to and including the 6th day of August 2012.

(2)
Includes 1,000,000 stock purchase options awarded on August 6, 2007. The stock purchase options are exercisable at $0.26 per share and have a term of five years. The options are exercisable at any time from the grant date up to and including the 6th day of August 2012.

Changes in Control

There were no arrangements during the last completed fiscal year or subsequent period to May <>, 2010 which would result in a change in control. We do not believe that the issuance by us of an aggregate of 13,190,000 shares between December 29, 2007 and May <>, 2010 have resulted in a change of control.

No securities were authorized for issuance under equity compensation plans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of The Company served as a member of the Board of Directors or compensation or similar board committee of any entity that has one or more executive officers serving on the Company’s Board of Directors or Compensation Committee. During 2009 and the subsequent period to May <>, 2010, no executive officer or former executive officer of the Company voted on any decision relating to compensation matters of the Company.

VOTE REQUIRED TO BE ELECTED AS A DIRECTOR

To be elected a director, each nominee must receive the affirmative vote of a majority of the votes duly cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

PROPOSAL 2.	THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2010

The Board of Directors recommends the ratification by the stockholders of the appointment of Peterson Sullivan LLP as our independent accountant for the fiscal year ending December 31, 2010.  Peterson Sullivan LLP has been our accountant since February 7, 2006. Moore Stephens Ellis Foster Ltd. were our accountants prior to February 7, 2006.

The aggregate fees billed and expected to be billed for professional services by Peterson Sullivan LLP for the audit of our annual consolidated financial statements and review of consolidated financial statements included in our Form 10-Q (17 CFR 249.308b) or services that were normally provided by the accountant in connection with statutory and regulatory filings or engagements for the 2009 fiscal year are $40,000 (2008 - $44,500).

Audit-Related Fees:

The aggregate fees billed to us for assurance and related services by Peterson Sullivan LLP that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under audit fees for fiscal 2009 were $0 (2008 - $0).

Tax Fees:

The aggregate fees billed to us for professional services by Peterson Sullivan LLP for tax compliance for fiscal 2009 were $0 (2008 - $5,175).

All Other Fees:

The aggregate fees billed to us for products and services provided by Peterson Sullivan LLP, other than reported under Audit Fees, Audit-Related Fees and Tax Fees for fiscal 2009 were $0 (2008 - $0).

The Audit Committee feels that the services rendered by Peterson Sullivan LLP were compatible with maintaining the principal accountant's independence.

VOTE REQUIRED FOR THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2009

The ratification of the appointment of the auditors for the year ending December 31, 2009 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

PROPOSAL 3.	TO APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100 MILLION TO 300 MILLION

The Board of Directors has adopted a resolution declaring it advisable and in the best interests of the Company and its shareholders that the Company’s Articles of Incorporation be amended to provide for an increase in the authorized number of the Company’s shares of common stock from 100 million shares to 300 million shares of stock. Such resolution also recommends that such amendment be approved and adopted by the Company’s shareholders and directs that such proposal be submitted to the Company’s shareholders at its annual meeting.

The Company’s Certificate of Incorporation currently authorizes issuance of a maximum of 100 million shares of common stock. If the Board of Directors’ proposal is approved by the Company’s shareholders, the Board of Directors would have authority to issue up to 300 million shares of common stock to such persons, and for such consideration as the Board of Directors may determine without further action by the shareholders except as may be required by law.

As of May <>. 2010, there were <> shares of common stock issued and outstanding. To date, we have financed our operations through the issuance of our equity securities.  We expect that we may need to continue to do so.  With only approximately 19% of our authorized common stock remaining available for issuance the Board of Directors believes it to be in the best interest of the Company and its shareholders to increase the number of authorized shares which the Company may issue.

The Board of Directors has proposed the increase in the authorized capital stock to provide shares which could be used for a variety of corporate purposes, including mergers, acquisitions, the raising of additional capital, and implementation of incentive and other option plans. While the Board of Directors believes it important that the Company has the flexibility that would be provided by having additional authorized capital stock available, the Company does not have any plans, agreements or arrangements that would require the issuance of such stock. The Board of Directors believes it would be in the Company’s best interest, however, to have such additional shares of authorized stock available to enable it to take advantage of opportunities for possible future acquisitions, raising capital for future development and operations and the establishment of equity compensation plans. It is also possible that additional capital stock that would be authorized by the proposed amendment could be issued in a transaction that might discourage offers by takeover bidders or make such offers more difficult or expensive to accomplish, although the Board of Directors has no current plans for any such use of the capital stock.

The amendment to the Certificate of Incorporation will become effective upon approval by a majority of the shares voting on the proposal and the filing of the amendment to the Certificate of Incorporation with the Secretary of State of Delaware. Such Certificate of Amendment would amend Article Fourth of the Company’s Certificate of Incorporation to read as follows:

“The authorized capital stock of this corporation shall consist of 300 Million (300,000,000) shares of common stock with a par value of $0.001 per share.”

If this proposal is approved by the Company’s stockholders, the Company will as soon as practicable following the Annual Meeting, file with the Secretary of State of the State of Delaware the Certificate of Amendment substantially in the form attached to this proxy statement as Appendix A.

If approved by the shareholders, The Company anticipates that such amendment to the Certificate of Incorporation will be filed as soon as practicable.

VOTE REQUIRED TO APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCRESE THE NUMBER OF AUTHORIZED SHARES FROM 100,000,000 TO 300,000,000

The approval of the vote required to approve the amendment to the company’s certificate of incorporation to increase the number of authorized shares from 100,000,000 to 300,000,000 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR 2011 ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2011 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested and must be received by us at our headquarters in Zug, Switzerland on or before January 12, 2011 to be eligible for inclusion in our proxy statements and form of proxy card relating to that meeting. Shareholder proposals should be submitted to the Secretary of Aurora Gold Corporation, Baarerstrasse 10, 1st Floor 6300, Zug, Switzerland. Any such proposal should comply with the Securities and Exchange Commission rules governing shareholder proposals submitted for inclusion in proxy materials.

ADDITIONAL INFORMATION

We are subject to the information requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 100 F Street, N.E., Washington, D.C.  20549.  Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. Our Common Stock is traded on the NASD OTC Bulletin Board under the symbol “ARXG”.

All reports and documents filed by us pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents.  We are current in its filings. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement.  Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and 2008, including financial statements, is being mailed together with this Proxy Statement to our stockholders of record at the close of business on May <>, 2010. We will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of our annual report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission. A Written request for a copy of such annual report on Form 10-K should be directed to Aurora Gold Corporation, Baarerstrasse 10, 1st Floor 6300, Zug, Switzerland, Attention: Lars Pearl.

OTHER BUSINESS

The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting.  However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of us.

By Order of the Board of Directors

/s/ Lars Pearl

Lars Pearl
President, CEO and Director

May <>, 2010

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT.  YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Preliminary Proxy Statement

AURORA GOLD CORPORATION
Baarerstrasse 10, 1st Floor
6300, Zug, Switzerland

PROXY

Solicited by the Board of Directors for the Annual Meeting of Stockholders on June <>, 2010

The undersigned hereby appoints Lars Pearl and Cameron Richardson or any of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Aurora Gold Corporation held of record by the undersigned at the close of business on May <>, 2010 at the Annual Meeting of Stockholders to be held on June <>, 2010 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR EACH OF THE PROPOSALS BELOW.

PROPOSAL 1:	ELECTION OF TWO (2) DIRECTORS TO THE BOARD OF DIRECTORS.

☐ FOR all nominees listed (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

Lars Pearl, Michael Montgomery

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

PROPOSAL 2:	RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE YEAR ENDED DECEMBER 31, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 3:	TO APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100 MILLION TO 300 MILLION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 4:	IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

PLEASE RETURN IN THE ENCLOSED ENVELOPE.

Dated:

Signature

Signature if held jointly

Please print name(s)

Appendix A

To the
Preliminary Proxy Statement

Certificate of Amendment of the Certificate of Incorporation of

Aurora Gold Corporation

Under Section 242 of the General Corporation Law of the State of Delaware

The undersigned Lars Pearl, the President of Aurora Gold Corporation (the "Corporation") hereby certifies that:

1.   The corporation's Certificate of Incorporation was filed with the Office of the Secretary of State of the State of Delaware on October 10, 1995 and was amended by Certificate of Amendment filed with the office of the Secretary of State on February 27, 2008 (as amended, the “Certificate of Incorporation”).

2.   The Certificate of Incorporation of the corporation is hereby amended by substituting the following in lieu of Article Fourth thereof, so as to increase the number of authorized shares from 100,000,000 shares of common stock, par value $0.001 per share to 300,000,000 shares common stock, par value $0.001 per share, as follows:

“FOURTH: The authorized capital stock of this Corporation shall consist of 300 Million (300,000,000) shares of common stock with a par value of $0.001 per share.”

3.   The amendment of the Certificate of Incorporation herein certified was authorized by the unanimous written consent of the Board of Directors dated March 23, 2010 and was approved by the affirmative vote of the majority of all of the shares voting at a meeting of the shareholders of the Corporation held on June <>, 2010, at which a quorum was present, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being an authorized officer of the corporation, has hereunto signed his name and affirms that the statements made herein are true under the penalties of perjury, this <>  day of  June, 2010.

Aurora Gold Corporation

By:
Lars Pearl, President